                                                                   EXHIBIT 10.43

                                                               SEPTEMBER 6, 1996

                     STOCK AND WARRANTS PURCHASE AGREEMENT



                                     AMONG



                               IHF CAPITAL, INC.,



                              IHF HOLDINGS, INC.,



                           WEIDER HEALTH AND FITNESS



                                      AND



                            THE OTHER PARTIES HERETO



                         Dated as of September 6, 1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

  1.  Definitions ..........................................................  2
  2.  Rights and Obligations Relating to the Purchase and Sale of the Weider
      Common Securities ....................................................  2
  3.  Rights and Obligations Relating to the Purchase and Sale of the Weider
      Preferred ............................................................  7
  4.  Rights and Restrictions with Respect to Weider Securities ............  9
  5.  Bain Participation Rights ............................................ 12
  6.  Board of Director Representation ..................................... 13
  7.  Appointment of Custodian; Deposit of Weider Securities; Instructions;
      Successor ............................................................ 13
  8.  Weider Investors Representations and Warranties ...................... 16
  9.  IHF Representations and Warranties ................................... 17
 10.  Termination of Agreement ............................................. 17
 11.  [Intentionally Deleted.] ............................................. 18
 12.  Governing Law; Jurisdiction; Jury Trial Waiver. ...................... 18
 13.  Notices .............................................................. 19
 14.  Miscellaneous ........................................................ 21

                     STOCK AND WARRANTS PURCHASE AGREEMENT



     This Agreement is entered into as of September 6, 1996, by and among: (i) IHF Capital, Inc., a Delaware corporation ("IHF Capital"), (ii) IHF Holdings,
                                            -----------
Inc., a Delaware corporation ("IHF Holdings"), (iii) Weider Health and Fitness,
                               ------------
a Nevada corporation, ("WHF" or a "Weider Investor"), and (iv) Greyfriars
                        ---        ---------------
Limited, Bayonne Settlement, Hornchurch Investments Limited, Ronald Corey, Bernard J. Cartoon, Ronald Novak, Eric Weider, Richard Bizzaro, Robert Reynolds, Michael Carr, Thomas Deters, Barbara Harris and Zbigniew Kindella (collectively with WHF and certain transferees referred to in Section 4.3(b) below, if any, the "Weider Investors"). Bain Capital Fund IV, L.P., Bain Capital Fund IV-B,
     ----------------
L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Fund
                                                                          ----
Investors"), each of whom are not otherwise a party to this Agreement, join in
- ---------
Section 5 of this Agreement. Richard Renaud, who is not otherwise a party to this Agreement, joins in Section 6.1 of this Agreement.

                                    Recitals
                                    --------

     As part of a global settlement of certain disputes among the parties hereto and their respective affiliates, IHF Capital has agreed, among other things, to purchase the stock and warrants described below owned by the Weider Investors and the Weider Investors have agreed to sell such stock and warrants on the terms provided in this Agreement.

     The Weider Investors own in aggregate 2,000,000 shares (the "Weider Class
                                                                  ------------
A") of Class A Common Stock, $0.001 par value per share ("Class A Common"), and
- -                                                          --------------
200,000 shares (the "Weider Class L" and, together with the Weider Class A, the
                     --------------
"Weider Common") of Class L Common Stock, $0.001 par value per share (the "Class
 -------------                                                             -----
L Common" and, together with the Class A Common, the "Common Stock"), of IHF
- --------                                              ------------
Capital and warrants to purchase 407,647.06 shares of Class A Common (the

"Weider Warrants").  The Weider Common and the Weider Warrants are referred to
- ----------------
collectively as the "Weider Common Securities".  The Weider Investors also own
                     ------------------------
in aggregate warrants to purchase 19,000 shares of Class A Common and 1,900 shares of Class L Common that are not subject to sale hereunder (the "Unit
                                                                      ----
Warrants").
- --------

     The number of shares of Weider Common and the number of Weider Warrants owned by each Weider Investor is specified in Exhibit A hereto.

     WHF owns an aggregate of 8,000 shares (the "Weider A-1 Preferred") of the
                                                 --------------------
Series A-1 Cumulative Redeemable Preferred Stock, $0.01 par value per share (the "A-1 Preferred Stock"), and 1,000 shares (the "Weider A-2 Preferred and,
 -------------------                           --------------------
together with the Weider A-1 Preferred, the "Weider Preferred") of the Series A-
                                             ----------------
2 Cumulative Redeemable Preferred Stock,

$0.01 par value per share (the "A-2 Preferred Stock" and, together with the A-1
                                -------------------
Preferred Stock, the "Preferred Stock"), of IHF Holdings.
                      ---------------

     The Weider Common, the Weider Warrants and the Weider Preferred are referred to collectively as the "Weider Securities".
                                 -----------------

     Pursuant to this Agreement, the Weider Investors desire to grant to IHF Capital the right to purchase the Weider Securities and IHF Capital desires to obligate itself to purchase the Weider Securities upon the terms and subject to the conditions set forth in this Agreement.

     IHF Capital desires the Weider Investors to enter into a custody arrangement to ensure delivery of certificates for the Weider Securities in connection with the exercise of the rights and obligations of IHF Capital under this Agreement.


                                   Agreement
                                   ---------

     Therefore, in consideration of the foregoing and the mutual agreements and covenants set forth below, the parties hereto agree as follows:

     1.   Definitions.  Capitalized terms are defined as set forth herein.
          -----------
Unless otherwise specified herein, all references to "$" or "dollar" are to U.S. dollars.

     2.   Rights and Obligations Relating to the Purchase and Sale of the Weider
          ----------------------------------------------------------------------
Common Securities.
- -----------------

          2.1.  IHF Capital's Right to Purchase.  On and subject to the terms
                -------------------------------
     and conditions of this Agreement, each Weider Investor hereby grants to IHF Capital the right and option, exercisable by written notice to WHF, as representative of all the Weider Investors (the "Weider Representative"),
                                                     -----------------------
     given in accordance with Section 13 hereof, to purchase all but not less than all of the Weider Common Securities at a purchase price equal to the Common Purchase Price (as defined in Section 2.3 below), at any time during the period beginning on the date hereof and ending on January 31, 1997 (the "Fixed Price Period"); provided that IHF Capital shall not have any right
      ------------------    --------
     to purchase any of the Weider Common Securities under the foregoing provisions of this Section 2.1 from and after the close of business on the date on which it is required to purchase all of the Weider Common Securities under Section 2.2.1 and the Weider Preferred under Section 3.2 or the Weider Common Securities and the Weider Preferred under Section 3.4 but fails to do so, in whole or in part (other than Weider Common Securities or Weider Preferred which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement or by reason of the breach by the Custodian of its obligation to deliver such securities strictly in accordance with the provisions of this Agreement, and not resulting, in either case, from a breach by IHF Capital) (the "Common Cut-Off Date"). The Fixed Price Period and the
                      -------------------
period beginning on February 1, 1997 and ending on the earlier of (a) August 31, 1997 and (b) the consummation of the Specified IPO (as defined in Section 2.2.2 below) (the "Term Sheet Period") are referred to collectively as the "Common
             -----------------                                        ------
Option Period".
- -------------

     2.2.  IHF Capital's Obligation to Purchase.
           ------------------------------------

           2.2.1.  Fixed Price Period.  On and subject to the terms and
                   ------------------
     conditions of this Agreement, concurrently with, at any time during the Fixed Price Period, (i) the consummation of the initial closing of the IPO (as defined below), (ii) the sale of all or at least 60% of the outstanding capital stock of IHF Capital for cash (in a single transaction or a series of related transactions), (iii) the closing of the sale of in excess of 60% (by fair market value) of IHF Capital's consolidated assets for cash (in a single transaction or a series of related transactions), or (iv) the taking of any action referred to in Section 3.4 which requires the Weider Preferred to be purchased by IHF Capital pursuant to Section 3.4, IHF Capital shall be obligated to and shall purchase from the Weider Investors, and the Weider Investors shall sell to IHF Capital, all but not less than all of the Weider Common Securities at the Common Purchase Price.

           2.2.2.  Term Sheet Period.  On and subject to the terms and
                   -----------------
     conditions of this Agreement, concurrently with, at any time during the Term Sheet Period, but not thereafter, the consummation of the initial closing of the Specified IPO (as defined below) (the "Specified IPO Date"),
                                                           ------------------
     IHF Capital shall purchase from the Weider Investors, and the Weider Investors shall sell to IHF Capital, the Specified Percentage (as defined below) of the Weider Common Securities at the Common Purchase Price; provided, however, that the Weider Investors shall have no obligation to
     --------  -------
     sell Weider Common Securities to IHF Capital under this Section 2.2.2 (a) unless concurrently therewith or prior thereto IHF Capital shall have purchased all of the Weider Preferred from WHF pursuant to Section 3 (other than Weider Preferred which is not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement or by reason of the breach by the Custodian of its obligation to deliver such securities strictly in accordance with the provisions of this Agreement, and not resulting, in either case, from a breach by IHF Capital) or (b) if the IPO shall have occurred during the Fixed Price Period or if any other event requiring a repurchase of the Weider Common Securities during the Fixed Price Period in accordance with the provisions of Section 2.2.1 shall have occurred and all the Weider Common Securities shall not have been purchased in accordance with the provisions of Section 2.2.1 (other than Weider Common Securities and Weider Preferred which are not so purchased by reason of the breach by a Weider

    Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement, or by reason of the breach by the Custodian of its obligation to deliver such securities strictly in accordance with the provisions of this Agreement, and not resulting, in either case, from a breach by IHF Capital). Shares of Weider Common Securities to be purchased by IHF Capital under this Section 2.2.2 shall be allocated pro rata among the Weider Investors in accordance with their relative ownership of Weider Common Securities, unless the Weider Investors agree differently among themselves and the Weider Representative provides notice to IHF Capital no more than one business day after receipt of the final notice from IHF Capital of the Specified Percentage as set forth below in this Section 2.2.2.

         "IPO" means the first underwritten public offering of common stock of
          ---
    an IHF Issuer registered under the Securities Act of 1933, as amended.

         "IHF Issuer" means IHF Capital, any subsidiary of IHF Capital 80% or
          ----------
    more owned by IHF Capital or any other corporation holding 80% or more of the common stock of IHF Capital.

         "Specified IPO" means the IPO, if the following two conditions are met:
          -------------
    (i) the IPO occurs during the Term Sheet Period, and (ii) an amount equal to 90% of the price per share of Common Stock to the underwriters in such IPO (after reduction for actual underwriter discounts and commissions, such discounts and commissions not to exceed a customary amount) multiplied by the number of Weider Common Securities (subject to adjustment as provided in Section 2.3.5 hereof) equals or exceeds the Common Purchase Price on January 31, 1997.

         "Specified Percentage" means the percentage of the Weider Common
          --------------------
    Securities (which percentage must be at least 50% and may be as high as 100%) to be sold by the Weider Investors to IHF Capital concurrently with the Specified IPO, provided that such percentage must be finally specified by IHF Capital to the Weider Representative at least two business days prior to the filing of the final prospectus for the Specified IPO. IHF Capital shall advise the Weider Representative of the estimated Specified Percentage at the time notice of the proposed Specified IPO is sent to the Weider Investors as required by Section 8.1.1, 8.2.1 or 8.2.2.5 of the Stockholders Agreement dated as of November 14, 1994, as amended by Amendment No. 1 to Stockholders Agreement of even date herewith, as from time to time in effect, among IHF Capital and certain holders of its securities (the "Stockholders Agreement") in connection with the registration rights provided therein. IHF Capital shall advise the Weider Representative from time to time of the estimated filing date for the final prospectus for the Specified IPO. IHF Capital shall have no liability hereunder if, notwithstanding the fact that a Specified Percentage has been set, the Specified IPO does not close (and consequently the Weider Common Securities are not purchased hereunder). In no event shall the Specified Percentage be less than 50% of the Weider Common Securities.

          2.2.3.  Concurrent Payment.  The purchase of the Weider Common
                  ------------------
    Securities under this Section 2.2 shall be deemed to have been made concurrently with the applicable event requiring such purchase described above in this Section 2.2, notwithstanding the receipt by the Custodian (as defined in Section 7.1 below) in the manner specified in Section 7.3.1(a) below of the Common Purchase Price by certified check or by wire transfer of next day funds, rather than immediately available funds; provided, that (i) such payment is received in the manner provided in Section 7.3.1 concurrently with the closing or consummation of the applicable event, (ii) such payment must be made by wire transfer of immediately available funds if
    Section 2.1 hereof applies and Section 2.2. hereof does not apply; and (iii) such payment must be made by the most advantageous means as are made available to any of IHF Capital and its stockholders (in the following order: (a) wire transfer of immediately available funds, (b) wire transfer of next day funds and (c) certified check).

    2.3.  Common Purchase Price.  The "Common Purchase Price" for the Weider
          ---------------------        ---------------------
Common Securities shall be allocated among the Weider Common Securities as agreed among the Weider Representative and the Weider Investors and shall be calculated as follows:

          2.3.1.  Base Price Through 9/8/96. From the date hereof through
                  -------------------------
     September 8, 1996, the Common Purchase Price will be an aggregate amount for all Weider Common Securities of $38,913,928 (the "Initial Base Price").
                                                           ------------------
          2.3.2.  After 9/8/96 and Prior to 11/1/96.  Beginning September 9,
                  ---------------------------------
     1996 and prior to November 1, 1996, the Common Purchase Price will be an aggregate amount for all Weider Common Securities equal to the Initial Base Price plus an amount equal to interest at the rate of 12% per annum, compounded every 90 days, accrued on the Initial Base Price from and including September 9, 1996 through the date of purchase.

          2.3.3.  After 10/31/96 and Prior to 2/1/97.  Beginning November 1,
                  ----------------------------------
     1996 and prior to February 1, 1997, the Common Purchase Price will be an aggregate amount for all Weider Common Securities equal to the sum of:

                  (a) the Initial Base Price plus an amount equal to interest at the rate of 12% per annum, compounded every 90 days, accrued on the

          Initial Base Price from and including September 9, 1996 through the date of purchase.

          plus    (b)  $2,000,000,
          ----

          plus    (c) (i) $455,052 if the date of payment is on or after
          ----
          November 1, 1996 but prior to December 1, 1996, plus (ii) an
                                                          ----
          additional $455,052 if the date of payment is on or after December 1, 1996 but prior to January 1, 1997, and plus (iii) an additional
                                                 ----
          $455,052 if the date of payment is on or after January 1, 1997 but prior to February 1, 1997;

          plus    (d)  an amount equal to interest at the rate of 12% per annum,
          ----
          compounded every 90 days, accrued on the respective amounts described in clauses (b) and (c) above from and including November 1, 1996 (with respect to the amounts in clauses (b) and (c)(i) above), December 1,
          1996) (with respect to the amount in clause (c)(ii) above) and January 1, 1997 (with respect to the amount in clause (c)(iii) above), in each case through the date of purchase.

          2.3.4.  After 1/31/97.  Beginning February 1, 1997 through the end of
                  -------------
the Common Option Period, the aggregate Common Purchase Price for the Weider Securities to be sold will equal the sum of:

                  (a) 90% of the price per share of Common Stock to the underwriters in the Specified IPO (after reduction for actual underwriter discounts and commissions, such discounts and commissions not to exceed a customary amount) multiplied by the number of Weider Common Securities being sold, adjusted as provided in Section 2.3.5.

          plus    (b) an aggregate amount equal to interest at the rate of 12%
          ----
          per annum, compounded every 90 days, from February 1, 1997 through the date of payment, on the aggregate Common Purchase Price computed under
          Section 2.3.3 for a purchase taking place on January 31, 1997 (such Common Purchase Price to be appropriately prorated if the Specified Percentage is less than 100%),

          plus    (c)  an amount equal to the amount necessary to reverse the
          ----
          dilutive effect on the Weider Common Securities being sold of (i) any stock options or other equity grants or (ii) sales of Common Stock below fair market value, in each case to Scott Watterson or Gary Stevenson from and after December 31, 1995.

          less    (d)  the aggregate exercise price of the Weider Warrants
          ----
          being purchased.

          2.3.5.  Certain Adjustments.
                  -------------------

                  (a) For purposes of computing the Common Purchase Price during the Term Sheet Period, the number of Weider Common Securities shall be appropriately adjusted to reflect any stock dividends, stock splits, reverse stock splits, conversion of Weider Class L into shares of Weider Class A, the conversion or exchange of Weider Class A and Weider Class L into other shares of common stock, recapitalizations and other similar events occurring after the date hereof and on or prior to the purchase date hereunder.

                  (b) The Common Purchase Price shall be appropriately reduced during the Fixed Price Period if any Weider Common Securities are actually sold (other than Weider Common Securities sold in accordance with Sections 4.1.2, 4.1.3 and 4.1.4 of the Stockholders Agreement) pursuant to Section 4.3 hereof prior to the purchase date.

   3.   Rights and Obligations Relating to the Purchase and Sale of the Weider
        ----------------------------------------------------------------------
Preferred.
- ---------

        3.1.  IHF Capital's Right to Purchase.  On and subject to the terms and
              -------------------------------
   conditions of this Agreement, WHF hereby grants to IHF Capital the right and option, exercisable by written notice to WHF given in accordance with Section 13 hereof, to purchase all but not less than all of the Weider Preferred at a purchase price equal to the Preferred Purchase Price (as defined in Section
   3.3 below), at any time during the period beginning on the date hereof and ending on the close of business on August 31, 1997 (the "Preferred Option
                                                            ----------------
   Period"); provided that IHF Capital shall not have any right to purchase the
   ------    --------
   Weider Preferred under the foregoing provisions of this Section 3.1 from and after the close of business on the day on which it is required to purchase all of the Weider Preferred under Section 3.2 or any Weider Common Securities under Section 2.2 but fails to do so, in whole or in part (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement or by reason of the breach by the Custodian of its obligation to deliver such securities strictly in accordance with the provisions of this Agreement, and not resulting, in either case, from a breach by IHF Capital) (the "Preferred Cut-
                                                                  --------------
   Off Date").
   --------

        3.2.  IHF Capital's Obligation to Purchase.  On the terms of this
              ------------------------------------
Agreement, concurrently with (a) the consummation of the initial closing of the IPO, (b) the sale of all or at least 60% of the outstanding capital stock of IHF Capital for cash (in a single transaction or series of related transactions) or (c) the closing of the sale of in excess of 60% (by fair market value) of IHF Capital's consolidated assets for cash (in a single transaction or series of related transactions), in each case if and only if any such event occurs within the Preferred Option Period, IHF Capital shall purchase from WHF, and WHF shall sell to IHF Capital, all but not less than all of the Weider Preferred at the Preferred Purchase Price. The purchase of the Weider Preferred under this
Section 3.2 shall be deemed to have been made concurrently with the event requiring such purchase under clause (a), (b) or (c) above, as applicable, notwithstanding the receipt by the Custodian of the Preferred Purchase Price by certified check or by wire transfer of next day funds, rather than immediately available funds; provided that (i) such payment is received in the manner provided in Section 7.3.2(a) below concurrently with the closing or consummation of the applicable event; (ii) such payment must be made by wire transfer of immediately available funds if Section 3.1 hereof applies and Section 3.2 hereof does not apply; and (iii) such payment must be made by the most advantageous means as are made available to any of IHF Capital and its stockholders (in the following order: (a) wire transfer of immediately available funds, (b) wire transfer of next day funds or (c) certified check).

     3.3. Preferred Purchase Price.  The "Preferred Purchase Price" for the
          ------------------------        ------------------------
Weider Preferred shall be equal to the sum of the following:

          (a)  $32,066,755 plus
                           ----

          (b)  (i) unless clause (b)(ii) shall apply:

               (A) if the purchase of the Weider Preferred is consummated on or after February 1, 1997 but prior to April 1, 1997, an amount equal to 20% of all accrued and unpaid dividends on the Weider Preferred through the date of purchase, or

               (B) if the purchase of the Weider Preferred is consummated on or after April 1, 1997 but prior to June 1, 1997, an amount equal to 40% of all accrued and unpaid dividends on the Weider Preferred through the date of purchase, or

               (C) if the purchase of the Weider Preferred is consummated on or after June 1, 1997 but prior to August 31, 1997, an amount equal to 50% of all accrued and unpaid dividends on the Weider Preferred through the date of purchase, or

               (D) if the purchase of the Weider Preferred is consummated on
                   August 31, 1997, an amount equal to 100% of all accrued and unpaid dividends on the Weider Preferred through the date of purchase; or

          (ii) if IHF Capital shall have failed timely to purchase and pay in full the applicable purchase price for the Weider Common Securities or the Weider Preferred under this Agreement (other than Weider Common Securities or Weider Preferred which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement or by reason of the breach by the Custodian of its obligation to deliver such securities strictly in accordance with the provisions of this Agreement, and not resulting, in either case, from a breach by IHF Capital), then in lieu of the amount payable under clause
               (b)(i), an amount equal to all accrued and unpaid dividends on the Weider Preferred through the date of purchase.

         3.4.  Confirmation of Amendment. The provisions of Sections 3.1, 3.2
               -------------------------
and 3.3 hereof are in addition to, and are not intended to, and will not, supersede or render inoperative any contrary provisions of the Amendment, which shall continue in full force and effect except as provided in the next sentence. In the event of the occurrence of an event described in Section 4.6.3 or Section
4.7 of the Amendment (as defined below), as the case may be, Sections 3.1, 3.2 and 3.3 hereof shall supersede and render inoperative any contrary provisions of the Amendment only if IHF Capital (A) timely exercises its purchase right or obligation under Section 3.1 or 3.2, as applicable, and pays the Preferred Purchase Price in full (a) not later than concurrently with any sale or other disposition of any equity interest by a Bain Entity (as defined in the Amendment) requiring a redemption of Preferred Stock pursuant to Section 4.6.3.1 of the Amendment, (b) prior to the making of Distributions (as defined in the Amendment) requiring a redemption of Preferred Stock pursuant to Section 4.6.3.2 of the Amendment and (c) concurrently with any liquidation, dissolution or winding up of IHF Holdings requiring a redemption of the Preferred Stock pursuant to Section 4.7 of the Amendment and (B) if the Weider Preferred is required to be repurchased under clause (A) during the Fixed Price Period, timely purchases the Weider Common Securities for the Common Purchase Price under Section 2.2.1 concurrently with its payment of the Preferred Purchase Price. "Amendment" means the Certificate of Amendment of the Certificate of
        ---------
Incorporation of IHF Holdings as filed with the Secretary of State of Delaware on November 10, 1994.

4.   Rights and Restrictions with Respect to Weider Securities.
     ---------------------------------------------------------

     4.1.  Voting and Dividend Rights.  Each of IHF Holdings and IHF Capital
           --------------------------
hereby acknowledges that, prior to the tender of the purchase price for the Weider

Securities as provided hereunder, any voting rights to which the Weider Securities are entitled pursuant to the Amendment shall, subject to the provisions of the Stockholders Agreement, be exercisable solely by the Weider Investors to the exclusion of all other Persons (including the Custodian, IHF Holdings and IHF Capital). Notwithstanding any provision of this Agreement to the contrary, the Custodian, IHF Holdings and IHF Capital agree to take all necessary actions to permit the timely exercise of such voting rights by the Weider Investors. All dividends on any of the Weider Common Securities (or any securities issued in exchange, substitution or on account thereof), in cash or property (other than stock dividends declared and paid on all outstanding Common Stock of the same class (or any securities issued in exchange, substitution or on account thereof) declared at any time prior to the consummation of the sale of the Weider Common Securities pursuant to this Agreement) shall be paid directly to the applicable Weider Investor, and neither IHF Capital nor IHF Holdings nor any other Person shall be entitled thereto or to any right therein. Stock dividends on the Weider Common Securities paid during the Fixed Price Period shall be held by the Custodian and sold for no extra consideration pursuant to this Agreement as if included in and constituting a part of the Weider Common Securities. Stock dividends on the Weider Common Securities paid during the Term Sheet Period shall be held by the Custodian and sold at the Common Purchase Price per share described in Section 2.3.4 as if included in and constituting a part of the Weider Common Securities. Notwithstanding the foregoing, dividends declared on the Weider Preferred at any time prior to the consummation of the sale of the Weider Preferred pursuant to this Agreement shall be paid directly to WHF, whether paid in cash, stock or other property.

     4.2.  No Optional Redemption of Preferred Stock.  IHF Capital agrees that
           -----------------------------------------
it shall not purchase, and IHF Holdings agrees that it shall not optionally redeem or repurchase, any shares of the Preferred Stock from any Person (other than WHF) during the Preferred Option Period unless IHF Capital shall have previously or concurrently purchased all of the Weider Preferred from WHF pursuant to this Agreement.

     4.3.  No Transfer of Weider Securities.  Each Weider Investor agrees that
           --------------------------------
it shall not sell, assign, donate, pledge, hypothecate or otherwise transfer or dispose of the Weider Common Securities on or prior to the Common Cutoff Date except (a) to IHF Capital as contemplated by this Agreement, (b) to the extent necessary to exercise its co-sale rights under Section 7 of the Stockholders Agreement or its registration rights under Section 8 of the Stockholders Agreement or its transfer rights under Sections 4.1.2, 4.1.3 and 4.1.4 of the Stockholders Agreement (after which transfers the Weider Common Securities as transferred shall remain subject to the provisions of this Agreement) and (c) to the extent required by the exercise of take along rights under Section 6 of the Stockholders Agreement (the rights in the foregoing clauses (b) and (c) being referred to as the "Stockholders Agreement Rights"); provided, however, that the
                    -----------------------------    --------  -------
Stockholders Agreement Rights shall not supersede IHF Capital's rights to purchase the

Weider Common Securities from the Weider Investors at the price and in the manner provided in Section 2.1 or IHF Capital's obligation to purchase the Weider Common Securities from the Weider Investors at the price and in the manner provided in Section 2.2 at any time prior to the actual disposition of the Weider Common Securities in accordance with the Stockholders Agreement Rights. Prior to the transfer of Weider Securities under Sections 4.1.2, 4.1.3 and 4.1.4 of the Stockholders Agreement, the transferring Weider Investor shall cause the transferee to join this Agreement as a Weider Investor and to execute appropriate stock transfer powers for delivery to the Custodian, and the certificates for the transferred Weider Common Securities shall remain in the custody of the Custodian. WHF agrees that it shall not sell, assign, donate, pledge, hypothecate or otherwise transfer or dispose of the Weider Preferred on or prior to the Preferred Cut-Off Date except to IHF Capital as contemplated by this Agreement.

     4.4. Assignment of Claims, Covenant Not to Sue.  Simultaneously with the
          -----------------------------------------
purchase of all, but not less than all, the Weider Securities by IHF Capital pursuant to this Agreement (the "Assignment Date"), each Weider Investor shall be deemed to have assigned to IHF Capital (a) any and all rights and claims such Weider Investor may then have, either directly or derivatively, by reason of or pertaining to such Weider Investor's ownership of the Weider Securities or any other common stock of IHF Capital, but in no event the Unit Warrants, and (b) any and all derivative, but only derivative, rights and claims such Weider Investor may then have by reason of such Weider Investor's ownership of the Unit Warrants (collectively with respect to such Weider Investor, the "Assigned Weider Investor Claims"); provided, however, that (1) without expanding the specificity of the foregoing, no Weider Investor shall, by reason of this sentence, be deemed to have assigned to IHF Capital (x) any rights or claims such Weider Investor may then have under any and all debt instruments, including but not limited to (i) 15% Series A and Series B Senior Secured Discount Notes due 2004 issued under the Indenture dated as of November 14, 1994 between IHF Holdings and Fleet National Bank, as trustee and (ii) 13% Series A and Series B Senior Subordinated Notes due 2002 issued under the Indenture dated as of November 14, 1994 between ICON Health & Fitness, Inc. and Fleet National Bank, as trustee, that such Weider Investor may continue to own from and after the Assignment Date, or (y) any rights or claims such Weider Investor may have under the Unit Warrants based solely on facts occurring after the Assignment Date, and
(2) IHF Capital may not sue under the Assigned Weider Investor Claims for its own account or assign the Assigned Weider Investor Claims to a third party.
Each Weider Investor further agrees that to the extent, subsequent to the Assignment Date, such Weider Investor continues to own Unit Warrants and has or may have any rights or claims by reason of its ownership of the Unit Warrants, no such right or claim may be enforced by means of injunctive relief, unless such right or claim is based on a breach or threatened breach of that certain Warrant Agreement, dated November 14, 1994, as from time to time in effect, between IHF Capital and Fleet National Bank, as Warrant Agent, and no such right or claim may be enforced by any means at all to the extent it is derivative in nature; provided, however,
                                                            --------  -------
     that should any right or claim that is derivative in nature be brought by a party other than a Weider Investor against any of the IHF Capital Indemnitees without any involvement by a Weider Investor, the Weider Investors shall have the right to participate to the extent reasonably necessary to obtain their pro rata recovery or benefit by reason of any judgment or court order entered in such proceeding. Each Weider Investor severally and not jointly with any other Weider Investor covenants and agrees (a) that such Weider Investor will not institute or maintain, cause to be instituted or maintained, or assist in instituting or maintaining, any demand, action, claim, lawsuit, arbitration or similar proceeding, in any capacity whatsoever, against any of the IHF Capital Indemnitees (as defined in clause (b) below) based upon any of the Assigned Weider Investor Claims of such Weider Investor; and (b) to indemnify IHF Capital, IHF Holdings, the Fund Investors, the affiliated entities of IHF Capital, IHF Holdings and the Fund Investors, and any officer, director, shareholder, partner, employee, agent, attorney, successor, heir or assign of IHF Capital, IHF Holdings and the Fund Investors (collectively, the "IHF
                                                                      ---
     Capital Indemnitees") for and against any and all costs, damages,
     -------------------
     liabilities or other expenses (including, without limitation, any attorneys' fees) reasonably incurred by any of the IHF Capital Indemnitees by reason of any violation of either clause (a) of this sentence, or the second sentence of this Section 4.4 by such Weider Investor.

         4.5.  September 1, 1997 Payment.  In consideration for the grant of the
               -------------------------
     options herein contained by the Weider Investors, in the event that 100% of the Weider Common Securities and 100% of the Weider Preferred shall not have been acquired by IHF Capital on or before September 1, 1997 (other than Weider Common Securities or Weider Preferred which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement not resulting from a breach by IHF Capital), IHF Capital shall pay to the Weider Representative on September 1, 1997, for allocation among the Weider Investors as they may agree, U.S. $5,000,000 by wire transfer of immediately available funds to such account as the Weider Representative may specify.

     5.   Bain Participation Rights.  Fund Investors shall not sell any of their
          -------------------------
shares of Common Stock (or any securities issued in exchange, substitution or on account thereof) in the IPO; provided, however, that Fund Investors may sell
                             --------  -------
shares pursuant to the underwriters' over-allotment option granted in connection with the IPO (the "IPO Green Shoe") provided that all of the Weider Common
                   --------------
Securities owned by the Weider Investors and the Weider Preferred shall have been purchased by IHF Capital pursuant to this Agreement concurrently with or prior to the initial closing of the IPO (other than Weider Common Securities or Weider Preferred which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement not resulting from a breach by IHF Capital). If the IPO occurs on or before August 31, 1997, the IPO Green Shoe shall not exceed 15% of the aggregate number of shares of Common Stock to be sold in the IPO. In addition, no Fund Investor shall sell or otherwise dispose of any shares of Common Stock (or any securities issued in exchange, substitution or on account thereof) unless and until either one hundred percent (100%) of the Weider Common Securities (or any securities issued in exchange, substitution or on account thereof) shall have been purchased either concurrently therewith or prior thereto from the Weider Investors pursuant to
Section 2 hereof (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of this Agreement not resulting from a breach by IHF Capital) or, if the provisions of
Section 2.2.2 apply and less than one hundred percent (100%) of the Weider Securities shall have been purchased from the Weider Investors, the stock certificates evidencing the balance of the Weider Common Securities (or any securities issued in exchange, substitution or on account thereof) shall have been released to the Weider Representative and the Weider Investors given the opportunity to register and sell such securities in a registered public offering; provided however, that nothing herein shall restrict any sale or other
          -------- -------
disposition by any Fund Investor of shares of Common Stock (or any securities issued in exchange, substitution or on account thereof):

                       (a)  to a Fund Investor or an Affiliated Fund; or

                       (b) to any trust established for the benefit of partners of a Fund Investor or an Affiliated Fund or pro rata to the partners of a Fund Investor or an Affiliated Fund; or

                       (c) to any director, officer or employee of the Company or its subsidiaries; provided however, that the aggregate
                                      -------- -------
                 number of shares of Common Stock transferred under this clause
                 (c) shall not exceed an aggregate of ten percent (10%) of the outstanding number of shares of Common Stock (calculated on a fully diluted basis as of immediately prior to giving effect to the transfer in question). Terms used in this Section 5 and not otherwise defined herein are used herein as defined in the Stockholders Agreement .

     6.   Board of Director Representation.
          --------------------------------

          6.1.  Renaud Resignation.  Richard Renaud hereby resigns as a director
                ------------------
     of IHF Capital, effective as of the date hereof, concurrently with the execution and delivery hereof and the Weider Investors may designate a replacement director to IHF Capital's board of directors.

     7.   Appointment of Custodian; Deposit of Weider Securities; Instructions;
          ---------------------------------------------------------------------
Successor.
- ---------

          7.1.  Appointment.  The Weider Investors hereby appoint WHF to act as
                -----------
the custodian (the "Custodian") of the certificates and instruments representing
                    ---------
the Weider

Securities on the terms and subject to the conditions set forth in this Agreement. The Custodian is hereby authorized to act and rely upon any statement, request, notice or instructions respecting this Agreement given to it by the Weider Representative.

     7.2.  Delivery of Certificates.  Each Weider Investor hereby delivers or
           ------------------------
causes to be delivered to the Custodian certificates and instruments representing the Weider Securities accompanied by separate stock powers duly endorsed, with signature(s) guaranteed by a financial institution reasonably satisfactory to IHF Capital and in proper form for transfer. These certificates are to be held by the Custodian for the account of the Weider Investors and are to be disposed of by the Custodian in accordance with this Agreement.

     7.3.  Authorized Actions.  Each Weider Investor hereby authorizes and
           ------------------
directs the Custodian to hold the certificates and instruments deposited herewith in its custody and to take the following actions with full power in the name of and for and on behalf of such Weider Investor:

           7.3.1.  Weider Common Securities.
                   ------------------------

                   (a) to deliver the certificates and instruments representing the Weider Common Securities required to be sold to IHF Capital pursuant to Section 2 against receipt by the Custodian of confirmation of, on or prior to the due date specified in Section 2,
           (i) receipt, in trust account #37298381 of Latham & Watkins Attorney Trust IOLA at Citibank, New York, ABA #021000089 by wire transfer in immediately available funds or next day funds or (ii) receipt by the Weider Representative of a certified check payable to the order of the Weider Representative, in each case for the aggregate Common Purchase Price for all Weider Common Securities being purchased (which shall be not less than 100% thereof during the Fixed Price Period and the Specified Amount during the Term Sheet Period), provided that no such delivery of certificates and instruments representing the Weider Common Securities may be made by the Custodian to any Person other than the Weider Representative after the close of business on the first to occur of (i) the last business day of the Common Option Period or (ii) the Common Cut-Off Date.

                   (b) to deliver all of the certificates and instruments representing the Weider Common Securities then in its custody to the Weider Representative upon the opening of business on the first to occur of (i) the business day next following the last day of the Common Option Period or (ii) the first business day on or after the fifth business day after receipt of notice from the Weider Representative to the effect that the Common Cut-Off Date has occurred and that IHF Capital has been furnished notice in accordance with Section 13 hereof by registered mail; provided, however, that in the event that prior to such fifth
                 --------  -------
           business day each of the Custodian and the Weider Representative receives written notice from IHF Capital by registered mail in accordance with Section 13 hereof contesting (and setting forth the reasons for such contest) the determination by the Weider Representative of the Common Cut-Off Date, such certificates and instruments shall be held by the Custodian until receipt of further direction in writing by both IHF Capital and the Weider Representative or court order for the release of such securities.

                   (c) to deliver the certificates and instruments representing the Weider Common Securities in its custody as directed in writing signed by the Weider Representative and IHF Capital to allow for the full and timely exercise of the Stockholder Agreement Rights. Each of the Weider Representative and IHF Capital agree to sign such written directions in order to facilitate such exercise of Stockholder Agreement Rights.

                   (d)  Upon receipt of payment and delivery of securities under
           Section 7.3.1(a), if the Specified Percentage applies and is less than 100%, the Custodian shall release the balance of securities on the same day to the Weider Representative.

           7.3.2.  Weider Preferred.
                   ----------------

                   (a) to deliver the certificates representing all but not less than all of the Weider Preferred required to be sold to IHF Capital pursuant to Section 3 against receipt by the Custodian of confirmation of, on or prior to the due date specified in Section 3,
           (i) receipt in trust account #37298381 of Latham & Watkins, Attorney Trust IOLA at Citibank, New York, AA #021000089, by wire transfer in immediately available funds or next day funds or (ii) receipt by the Weider Representative of a certified check payable to the order of the Weider Representative, in each case for the aggregate Preferred Purchase Price for 100% of the Weider Preferred on not more than one occasion on or prior to the close of business on the last day of the Preferred Option Period or on or before the close of business on the Preferred Cut-Off Date, whichever first occurs, provided that no such delivery of certificates and instruments representing the Weider Preferred may be made by the Custodian to any Person other than the Weider Representative after the close of business on the first to occur of (i) the last business day of the Preferred Option Period or
           (ii) the Preferred Cut-Off Date.

                   (b) to deliver all of the certificates representing the Weider Preferred then in its custody to the Weider Representative upon the opening of business on the first to occur of (i) the business day next following the last day of the Preferred Option Period or (ii) the first business day on or after the fifth business day after receipt of notice from the Weider Representative to the effect that the Preferred Cut-Off Date has occurred and that IHF Capital has been furnished notice in accordance with Section 13 hereof by registered mail; provided, however, that in the event that
                                      --------  -------
           prior to such fifth business day each of the Custodian and the Weider Representative receives written notice from IHF Capital by registered mail in accordance with Section 13 hereof contesting (and setting forth the reasons for such contest) the determination by the Weider Representative of the Common Cut-Off Date, such certificates and instruments shall be held by the Custodian until receipt of further direction in writing by both IHF Capital and the Weider Representative or court order for the release of such securities.

     7.4. Successor Custodian.  In the event of the resignation of the
          -------------------
Custodian, the Weider Representative shall select a successor Custodian, provided that such successor Custodian must be reasonably satisfactory to IHF Capital.

     7.5. No Liability.  The parties hereto agree that (A) no Weider Investor
          ------------
shall be liable to any Person for any action or omission by the Custodian under this Agreement, including any such action or omission in violation of the provisions of this Agreement, and (B) no Weider Investor shall be liable to any Person for any action or omission of any other Weider Investor under this Agreement, including any such action or omission in violation of the provisions of this Agreement.

8.   Weider Investors Representations and Warranties.  Each of the Weider
     -----------------------------------------------
Investors hereby represents and warrants severally and not jointly with any other Weider Investor that:

                   (a) such Weider Investor has full corporate or trust power and authority, or personal capacity, as applicable, to enter into and perform this Agreement; and

                   (b) such Weider Investor has good title to, and record and beneficial ownership of, the Weider Securities indicated on Exhibit A hereto, free and clear of all liens, encumbrances, other security interests or adverse claims (other than rights of IHF Capital to purchase the Weider Securities hereunder), and such Weider Investor has all authorizations and approvals required by governmental authorities to be obtained by such Weider Investor to enter into and perform this Agreement, provided that such Weider Investor makes no representation or warranty as to the applicability of or compliance with federal and state securities laws.

        Each Weider Investor acknowledges and confirms that it (i) has made such investigation of IHF Capital, its subsidiaries, their business, prospects and financial condition as such Weider Investor deems necessary for the purpose of deciding to sell its Weider Securities on the date hereof; (ii) has had the opportunity to discuss fully with the management of IHF Capital the business, prospects and financial condition of IHF Capital and its subsidiaries; (iii) has received all documents requested by such Weider Investor with respect to IHF Capital and its subsidiaries (including without limitation IHF Capital's Registration Statement on Form S-1 and Amendment Nos.1 and 2 filed, respectively, with the Securities and Exchange Commission on May 22, 1996, August 14, 1996 and August 28, 1996); (iv) acknowledges that the eventual price paid for Common Stock in the proposed IPO or any other future sale could well be at a substantially higher price than the purchase price for the Weider Securities hereunder; and (v) confirms such Weider Investor's satisfaction with the purchase price for the Weider Securities held by it hereunder notwithstanding that the eventual price paid for Common Stock in the proposed IPO or any other future sale could well be at a substantially higher price.

    9.   IHF Representations and Warranties.  IHF Capital (a) represents and
         ----------------------------------
warrants that it has full corporate power and authority and any approvals required by governmental authorities, its Certificate of Incorporation, bylaws and Delaware and securities law to enter into and perform this Agreement and to purchase the Weider Securities, (ii) is an "accredited investor" as defined in Regulation D under the Securities Act, and (iii) prior to the purchase of any Weider Securities hereunder shall have received all required consents under all material contracts, agreements and instruments to which it is a party or by which it is bound; (b) acknowledges that the eventual price paid for Common Stock in the proposed IPO or any other future sale could well be at a substantially lower price than the purchase price for the Weider Securities hereunder; and (c) confirms IHF Capital's satisfaction with the purchase price paid for the Weider Securities hereunder notwithstanding that the eventual price paid for Common Stock in the proposed IPO or any other future sale could well be at a substantially lower price.

    10.  Termination of Agreement. All power and authority granted or conferred
         ------------------------
hereby is granted and conferred by the Weider Investors subject to the interests of IHF Capital. In consideration of those interests and for the purpose of assuring completion of the transactions contemplated by this Agreement, all such power and authority is coupled with an interest and is irrevocable and shall not be terminated by any act of the Weider Investors in violation of this Agreement or by operation of law. If after the execution hereof any of the Weider Investors shall be declared bankrupt or any other such event shall occur before the completion of the transactions contemplated by this Agreement, the Custodian is nevertheless authorized and directed, to the full extent permitted by law, to complete all of such transactions as if such other event had not occurred and regardless of notice thereof.

     11.  [Intentionally Deleted.]
           ---------------------

     12.  Governing Law; Jurisdiction; Jury Trial Waiver.
          -----------------------------------------------

          12.1.  Governing Law.  This Agreement shall be governed by and
                 -------------
     construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

          12.2.  Consent to Jurisdiction.  Each of the parties agrees that all
                 -----------------------
     actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York. Each of the parties hereto by execution hereof (a) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim (i) it is not subject personally to the jurisdiction of the above-named courts,(ii) it is immune from extraterritorial injunctive relief or other injunctive relief, (iii) its property is exempt or immune from attachment or execution, (iv) any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, (v) any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or (vi) this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 13 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 13 hereof does not constitute good and sufficient service of process. The provisions of this Section 12.2 shall not restrict the ability of any party to enforce in any court of competent jurisdiction any judgment obtained in a federal or state court of the State of New York.

          12.3.  Waiver of Jury Trial.  To the extent not prohibited by
                 --------------------
     applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section 12.3 with any court of competent jurisdiction as written evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.

          12.4.  Reliance.  Each of the parties hereto acknowledges that it has
                 --------
     been informed by each other party that the provisions of this Section 12 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

     13.  Notices.
          -------

     Any notices or other communications required or permitted hereunder shall be effective if in writing and delivered personally or sent by telecopier, Federal Express, or registered or certified mail, postage prepaid, addressed as follows:

     If to IHF Capital or IHF Holdings,
     to it at:

          1500 South 1000 West
          Logan, Utah  84321
          Attention:  President
               General Counsel

     With a copy to:

          Ropes & Gray
          One International Place
          Boston, Massachusetts 02110
          Attention:  R. Newcomb Stillwell

     If to any Weider Investor,
     to such Weider Investor at:

          Weider Health and Fitness
          21100 Erwin Street
          Woodland Hills, California 91367-3772
          Attention:  President

     With a copy to:

          Latham & Watkins
          885 Third Avenue
          New York, New York 10022
          Attention:  Roger H. Kimmel

     If to any of the Fund Investors, to
     it at:

          Bain Capital, Inc.
          Two Copley Place - 7th Floor
          Boston, Massachusetts 02116
          Attention:  Robert C. Gay

     With a copy to:

          Ropes & Gray
          One International Place
          Boston, Massachusetts 02110
          Attention:  R. Newcomb Stillwell


Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) two business days after being sent by Federal Express, if sent by Federal Express,
(c) one business day after being delivered, if delivered by telecopier with confirmation of good transmission, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     14.  Miscellaneous.
          -------------

          14.1.  Counterparts; Survival.  This Agreement may be executed in any
                 -----------------------
     number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The representations, warranties, covenants and agreements of IHF Holdings, IHF Capital, the Weider Investors and the Fund Investors contained herein shall survive the sale and delivery of the Weider Securities and the termination of this Agreement.

          14.2.  Ownership Rights.  Until delivery of the consideration provided
                 ----------------
     for in this Agreement has been made, the respective Weider Investors shall remain the owner of the Weider Securities and shall have all rights thereto which are not specifically superseded by this Agreement. Nothing in this Agreement shall be construed to amend or modify any provision of the Stockholders Agreement, the Certificates of Incorporation (as amended to date) of IHF Capital and IHF Holdings or any other agreement, document or instrument.

          14.3.  Cooperation.  Each of the parties hereto shall, at the expense
                 -----------
     of the requesting party, deliver or cause to be delivered to the other such additional instruments as the requesting party may request if necessary for the purpose of consummating the transactions contemplated by this Agreement.

          14.4.  Entire Agreement; Waivers.  This Agreement constitutes the
                 -------------------------
     entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed by each party against whom the same is to be enforced.

     14.5.   Amendment or Modification, etc.  The parties hereto may not amend
             ------------------------------
or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by IHF Capital and the Weider Representative.

     14.6.   Headings, etc.  Section and subsection headings are not to be
             -------------
considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.

     14.7.   Severability.  In the event that any provision hereof would, under
             ------------
applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted by applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

     14.8.   Time of the Essence.  Time is of the essence with respect to all of
             -------------------
the provisions of this Agreement.

     14.9.   Indemnity.  Each party hereto hereby agrees to indemnify each other
             ---------
party hereto and hold such other party free and harmless from and against any and all demands, judgments, assessments, losses, claims, damages, actions, suits, decrees, orders, awards, penalties, fines, amounts paid in settlement, costs, expenses, fees (including costs of collection and reasonable attorneys' fees and expenses) arising from any breach of or inaccuracy in such indemnifying party's representations, warranties and covenants hereunder.

     14.10.  French Language.  The parties acknowledge that they have requested
             ---------------
this agreement and all ancillary documents to be drawn up in English language only. Les parties reconnaissent avoir exige que cette convention ainsi que tous les documents y afferents soient rediges en anglais seulement.

     14.11.  Successors and Assigns.  This Agreement shall inure to the benefit
             ----------------------
of, and shall be binding upon, each of the parties hereto and their administrators, successors and assigns, as the case may be; provided, however,
                                                            --------  -------
that the parties hereto may not assign any of their respective rights and obligations hereunder to any other person or entity.

     The following Weider Designated Director, who is not otherwise a party to this Agreement, joins in Section 6.1 of this Agreement.


                                              /s/ Richard Renaud
                                              ----------------------------------
                                              Richard Renaud, indivdually

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

IHF Capital:                        IHF CAPITAL, INC.


                                    By:/s/ Brad H. Bearnson
                                       --------------------------
                                      Name: Brad H. Bearnson
                                      Title: Secretary

IHF Holdings:                       IHF HOLDINGS, INC.


                                    By:/s/ Brad H. Bearnson
                                       --------------------------
                                      Name: /s/ Brad H. Bearnson
                                      Title: Secretary

     The following Fund Investors, who are not otherwise parties to this Agreement, join in Section 5 of this Agreement:

The Fund Investors:               BAIN CAPITAL FUND IV, L.P.

                                   By Bain Capital Partners IV, L.P., a
                                     Delaware Limited Partnership, its general partner

                                     By Bain Capital Investors, Inc.,
                                      its general partner


                                     By:/s/ Robert C. Gay
                                        ---------------------------
                                        Name: Robert C. Gay
                                        Title: Managing director

                                  BAIN CAPITAL FUND IV-B, L.P.

                                   By Bain Capital Partners IV, L.P., a
                                     Delaware Limited Partnership, its general partner


                                     By Bain Capital Investors, Inc.,
                                      its general partner


                                     By:/s/ Robert C. Gay
                                        ---------------------------
                                        Name: Robert C. Gay
                                        Title: Managing director


                                  BCIP ASSOCIATES


                                  By:/s/ Robert C. Gay
                                     --------------------------
                                     Name: Robert C. Gay
                                     Title: a general partner


                                  BCIP ASSOCIATES


                                  By:/s/ Robert C. Gay
                                     --------------------------
                                     Name: Robert C. Gay
                                     Title: a general partner

                               /s/ Zbigniew Kindela
                               ------------------------------------
                               Zbigniew Kindela, individually

                               /s/ Barbara Harris
                               ------------------------------------
                               Barbara Harris, individually

                              /s/ Robert Reynolds
                              -------------------------------------
                              Robert Reynolds, individually

                              /s/ Ronald Novak
                              -------------------------------------
                              Ronald Novak, individually

                              /s/ Ronald Corey
                              -------------------------------------
                              Ronald Corey, individually

                              /s/ Michael Carr
                              -------------------------------------
                              Michael Carr, individually

                              /s/ Bernard J. Cartoon
                              -------------------------------------
                              Bernard J. Cartoon, individually

                              /s/ Weider Europe
                              -------------------------------------
                              WEIDER EUROPE, B.V.

                              HORNCHURCH INVESTMENTS
                               LIMITED


                              By  [SIGNATURE APPEARS HERE]
                                 ----------------------------------
                                 Title:

                              BAYONNE SETTLEMENT


                              By  [SIGNATURE APPEARS HERE]
                                 ----------------------------------
                                 Title:

                              GREYFRIARS LIMITED


                              By  [SIGNATURE APPEARS HERE]
                                 ------------------------------
                                 Title:

                              /s/ E. Weider
                              ----------------------------------
                              Eric Weider, individually

                              WEIDER HEALTH AND FITNESS


                              By /s/ [SIGNATURE APPEARS HERE]
                                 -------------------------------
                                 Title:

                              /s/ Richard Bizzaro
                              ----------------------------------
                              Richard Bizzaro, individually

                              /s/ Thomas Deters
                              ----------------------------------
                              Thomas Deters, individually

  The undersigned, as Custodian, hereby acknowledges receipt of the certificates above identified, to be held and disposed of pursuant to the directions in the foregoing Agreement and hereby agrees to act as Custodian in accordance with the terms of this Agreement, this _______ day of September, 1996.

                                                        WEIDER HEALTH & FITNESS,




                                                 By /s/ [SIGNATURE APPEARS HERE]
                                                    ----------------------------
                                                    Title:

                                                                       Exhibit A
                                                                       ---------

     The certificates representing the Weider Securities delivered herewith to the Custodian by the Weider Investors pursuant to this Agreement are identified as follows:


                              CLASS A COMMON STOCK


                                                Registered in
 Certificate Number   Number of Shares           the Name of
 ------------------   ----------------           -----------

     A-2                         6,910        Ronald Corey

     A-45                     5,969.54        Richard Bizzaro

     A-46                     3,979.70        Robert Reynolds

     A-42                    18,994.92        Bernard J. Cartoon

     A-50                       883.24        Zbigniew Kindela

     A-44                    16,162.44        Eric Weider

     A-49                     3,543.15        Barbara Harris

     A-43                     8,081.22        Ronald Novak

     A-47                     8,842.64        Michael Carr

     A-48                     3,543.15        Thomas Deters

     A-40                      152,820        Weider Health & Fitness

     A-11                      138,890        Hornchurch Investments Limited

     A-41                    1,610,630        Greyfriars Limited

     A-10                       20,750        Bayonne Settlement
                             ---------

       Total                 2,000,000



                              CLASS L COMMON STOCK



                                                Registered in
 Certificate Number   Number of Shares           the Name of
 ------------------   ----------------           -----------

     L-2                    691               Ronald Corey

     L-44                   596.95            Richard Bizzaro

     L-45                   397.97            Robert Reynolds

     L-41                 1,899.49            Bernard J. Cartoon

     L-49                    88.32            Zbigniew Kindela

     L-43                 1,616.24            Eric Weider

     L-48                   354.32            Barbara Harris

     L-42                   808.12            Ronald Novak

     L-46                   884.26            Michael Carr

     L-47                   354.32            Thomas Deters

     L-40                15,282               Weider Health & Fitness

     L-50               161,063.01            Weider Health & Fitness

     L-11                13,889               Hornchurch Investments Limited

     L-10                 2,075               Bayonne Settlement
                        ----------

   Total                200,000


                                CLASS A WARRANTS

Certificate    Number of       Registered in the
  Number        Shares             Name of
  ------        ------             -------

  1            407,647.06  Weider Health and Fitness


                              A-1 PREFERRED STOCK

 Certificate                       Number of              Registered in the
   Number                           Shares                     Name of
   ------                           ------                     -------

     1                              8,000              Weider Health and Fitness



                              A-2 PREFERRED STOCK

 Certificate                       Number of              Registered in the
   Number                            Shares                    Name of
   ------                            ------                    -------

     1                               1,000             Weider Health and Fitness
